                                                                     Exhibit 1.2
================================================================================




                             ACE INA HOLDINGS INC.
                            (a Delaware corporation)



                             UNDERWRITING AGREEMENT



                         Dated:                  , 1999




================================================================================

                               Table of Contents

                                                                                              Page
                                                                                              ----
SECTION 1.     Representations and Warranties................................................   3

(a)     Representations and Warranties by the Company and the Guarantor......................   3

(1)            Compliance with Registration Requirements.....................................   3
(2)            Incorporated Documents........................................................   4
(3)            Independent Accountants.......................................................   4
(4)            Financial Statements..........................................................   4
(5)            No Material Adverse Change in Business........................................   5
(6)            Good Standing of the Company..................................................   5
(7)            Good Standing of the Guarantor................................................   6
(8)            Good Standing of Corporate Subsidiaries.......................................   6
(9)            Good Standing of Partnership Subsidiaries.....................................   6
(10)           Capitalization................................................................   7
(11)           Authorization of this Underwriting Agreement and Terms Agreement..............   7
(12)           Authorization of Underwritten Securities......................................   7
(13)           Authorization of Guarantee....................................................   7
(14)           Authorization of the Indentures...............................................   8
(15)           Descriptions of the Underwritten Securities, the Guarantee and the Indentures.   8
(16)           Non-Taxation of Interest......................................................   8
(17)           Reserves......................................................................   8
(18)           Absence of Defaults and Conflicts.............................................   9
(19)           Absence of Proceedings........................................................   9
(20)           Accuracy of Exhibits..........................................................  10
(21)           Absence of Further Requirements...............................................  10
(22)           Possession of Licenses and Permits............................................  10
(23)           Insurance Laws................................................................  10
(24)           Governmental Authorization....................................................  11
(25)           Commodity Exchange Act........................................................  11
(26)           Investment Company Act........................................................  11

(b)     Officers' Certificates...............................................................  11

SECTION 2.     Sale and Delivery to Underwriters; Closing....................................  11

(a)     Underwritten Securities..............................................................  11

(b)     Payment..............................................................................  12

(c)     Denominations; Registration..........................................................  12

SECTION 3.     Covenants of the Company and the Guarantor....................................  12

(a)     Compliance with Securities Regulations and Commission Requests.......................  12


(b)     Filing of Amendments.................................................................  13

(c)     Delivery of Registration Statements..................................................  13

(d)     Delivery of Prospectuses.............................................................  13

(e)     Continued Compliance with Securities Laws............................................  13

(f)     Blue Sky Qualifications..............................................................  14

(g)     Earnings Statement...................................................................  14

(h)     Use of Proceeds......................................................................  14

(i)     Listing..............................................................................  14

(j)     Restriction on Sale of Debt Securities...............................................  14

(k)     Reporting Requirements...............................................................  15

(l)     Documentary, Stamp or Similar Issue Taxes............................................  15

SECTION 4.     Payment of Expenses...........................................................  15

(a)     Expenses.............................................................................  15

(b)     Termination of Agreement.............................................................  15

SECTION 5.     Conditions of Underwriters' Obligations.......................................  16

(a)     Effectiveness of Registration Statement..............................................  16

(b)     Opinions of Counsel for Company and Guarantor........................................  16

(c)     Opinion of Counsel for Underwriters..................................................  16

(d)     Company Officers' Certificate........................................................  17

(e)     Guarantor Officers' Certificate......................................................  17

(f)     Accountant's Comfort Letters.........................................................  17

(g)     Bring-down Comfort Letters...........................................................  17

(h)     Ratings..............................................................................  18

(i)     Approval of Listing..................................................................  18

(j)     No Objection.........................................................................  18


(k)     Additional Documents.................................................................  18

(l)     Termination of Terms Agreement.......................................................  18

SECTION 6.     Indemnification...............................................................  18

(a)     Indemnification of Underwriters......................................................  18

(b)     Indemnification of Company, Guarantor, Directors and Officers........................  19

(c)     Actions against Parties; Notification................................................  20

(d)     Settlement without Consent if Failure to Reimburse...................................  20

SECTION 7.     Contribution..................................................................  20

SECTION 8.     Representations, Warranties and Agreements to Survive Delivery................  22

SECTION 9.     Termination...................................................................  22

(a)     Underwriting Agreement...............................................................  22

(b)     Terms Agreement......................................................................  22

(c)     Liabilities..........................................................................  23

SECTION 10.    Default by One or More of the Underwriters....................................  23

SECTION 11.    Notices.......................................................................  23

SECTION 12.    Parties.......................................................................  24

SECTION 13.    Consent to Jurisdiction; Miscellaneous........................................  24

SECTION 14.    WAIVER OF IMMUNITIES..........................................................  24

SECTION 15.    JUDGMENT CURRENCY.............................................................  25

SECTION 16.    GOVERNING LAW AND TIME........................................................  25

SECTION 17.    Effect of Headings............................................................  25

                             ACE INA HOLDINGS INC.

                            (a Delaware corporation)

                    Senior and Subordinated Debt Securities

                  Unconditionally Guaranteed as to Payment of Principal, Premium, if any, and Interest by

                                  ACE LIMITED

                             UNDERWRITING AGREEMENT

                                                               ___________, 1999

To:  The Underwriters named in the
     within-mentioned Terms Agreement

Ladies and Gentlemen:

     ACE INA Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to $4,000,000,000 aggregate initial public offering price, or its equivalent based on the applicable exchange rate at the time of offering in such foreign or composite currencies as the Company shall designate at the time of offering, of its senior or subordinated debt securities (the "Debt Securities"), from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale. The Debt Securities will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by ACE Limited, a Cayman Islands company (the "Guarantor").

     The Debt Securities will be issued in one or more series as senior indebtedness (the "Senior Debt Securities") under an indenture, dated as of ____________, 1999 (the "Senior Indenture"), among the Company, the Guarantor and The First National Bank of Chicago, as trustee (the "Senior Trustee"), or as subordinated indebtedness (the "Subordinated Debt Securities") under an indenture, dated as of ____________, 1999 (the "Subordinated Indenture", and collectively with the Senior Indenture, the "Indentures", and each, an "Indenture"), between the Company, the Guarantor and The First National Bank of Chicago, as trustee (the "Subordinated Trustee", and collectively with the Senior Trustee, the "Trustees", and each, a "Trustee"). Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion or exchange provisions and any other variable terms established by or pursuant to the applicable Indenture.

     Whenever the Company determines to make an offering of Debt Securities, the Company and the Guarantor will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Debt Securities to, and the purchase and offering thereof by, the underwriters specified in the Terms Agreement (the "Underwriters", which term shall include any Underwriter substituted pursuant to
Section 10 hereof). The Terms Agreement relating to the offering of Debt Securities shall specify the aggregate principal amount of Debt Securities to be issued (the "Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter acting as co-manager in connection with such offering, the aggregate principal amount of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and one or more of the Underwriters, acting for themselves and, if applicable, as representative(s) of any other Underwriters. Each offering of Underwritten Securities will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement. As used herein, the term "Representative(s)" means, with respect to any offering of Debt Securities, any Underwriter specified as the representative of the Underwriters of such offering in the applicable Terms Agreement and if none is so designated, it means the Underwriters.

     The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on Form S-3 (No. 333-78841) and pre-effective amendments nos. 1 and 2 thereto, for the registration of the Debt Securities and the guarantee thereof of the Guarantor (the "Guarantee") under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and each Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company and the Guarantor have filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company and the Guarantor for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company and the Guarantor file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement; and provided, further, that if the Company and the Guarantor elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company and the Guarantor in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this

Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement.

  SECTION 1.   Representations and Warranties.
               ------------------------------

  (a) Representations and Warranties by the Company and the Guarantor. The Company and the Guarantor represent and warrant to each Underwriter named in the applicable Terms Agreement, as of the date thereof and as of the Closing Time (as defined below) (in each case, a "Representation Date"), as follows:

        (1) Compliance with Registration Requirements.  The Company and the
            -----------------------------------------
     Guarantor meet the requirements for use of Form S-3 under the 1933 Act.
     The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, each Indenture has been duly qualified under the 1939 Act.

          At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Guarantor's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company and the Guarantor elect to rely upon Rule 434 of the 1933 Act Regulations, the Company and the Guarantor will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by any Underwriter through the Representative(s) expressly for use in the Registration Statement or the Prospectus.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (2) Incorporated Documents.  The documents incorporated or deemed to be
            ----------------------
     incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (3) Independent Accountants.  The accountants who certified or shall
            -----------------------
     certify the financial statements and any supporting schedules thereto of the Guarantor and the CIGNA Corporation Property and Casualty Businesses (the "CIGNA Businesses") included in the Registration Statement and the Prospectus are independent public accountants with respect to the Guarantor and its subsidiaries and with respect to the CIGNA Businesses, as the case may be, as required by the 1933 Act and the 1933 Act Regulations.

        (4) Financial Statements.  The financial statements of the Guarantor
            --------------------
     included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Guarantor and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Guarantor and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as indicated therein or in the notes thereto. The financial statements of the CIGNA Businesses included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the combined financial position of the CIGNA Businesses at the dates indicated and the combined statement of income, comprehensive income and invested equity and cash flows of the CIGNA Businesses for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as indicated therein or in the notes thereto. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the related audited financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements of the Guarantor and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        (5) No Material Adverse Change in Business.  Since the respective dates
            --------------------------------------
     as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein (i) neither the Guarantor nor any of its subsidiaries (including the Company) has sustained any material loss or material interference with its business from any action, notice, order or decree from an insurance regulatory authority and (ii) there has been (A) no material adverse change in case reserves or losses or loss expense of the Guarantor and its consolidated subsidiaries (including the Company) and (B) no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, or results of operations of the Guarantor and its subsidiaries (including the Company) considered as one enterprise, in either case whether or not arising in the ordinary course of business (a "Material Adverse Change").

        (6) Good Standing of the Company.  The Company has been duly
            ----------------------------
     incorporated and is subsisting and in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified to transact business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change.

        (7) Good Standing of the Guarantor.  The Guarantor has been duly
            ------------------------------
     organized and is subsisting and in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement. The Guarantor is duly qualified to transact business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change.

        (8) Good Standing of Corporate Subsidiaries.  Each subsidiary of the
            ---------------------------------------
     Guarantor, other than such subsidiaries as would not, individually or in the aggregate, constitute a "significant subsidiary" as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act (each, a "Significant Subsidiary") (including the Company) which is a corporation has been duly incorporated or organized and is an existing corporation in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each such Significant Subsidiary of the Guarantor is duly qualified to transact business as a foreign corporation and is in good standing (with respect to jurisdictions which recognize such concept) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change; all of the issued and outstanding capital stock of each such Significant Subsidiary of the Guarantor has been duly authorized and validly issued and is fully paid and nonassessable; and all of the issued and outstanding capital stock of each such Significant Subsidiary is owned by the Guarantor, directly or through subsidiaries, except for de minimis shareholdings as required to comply with applicable law, and such capital stock is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for restrictions on transferability of the shares of insurance subsidiaries, under applicable law).

        (9) Good Standing of Partnership Subsidiaries.  Each Significant
            -----------------------------------------
     Subsidiary of the Guarantor which is a partnership has been duly formed and is an existing partnership in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction of its formation, with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each such Significant Subsidiary of the Guarantor is duly qualified to transact business and is in good standing (with respect to jurisdictions which recognize such concept) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Change; all of the outstanding equity interests of each such Significant Subsidiary of the Guarantor have been duly authorized and validly issued; and all of the equity interests of each such Significant Subsidiary are owned by the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (other than immaterial amounts necessary to comply with applicable law).

        (10) Capitalization.  If the Prospectus contains a "Capitalization"
             --------------
     section, the authorized, issued and outstanding shares of capital stock of the Guarantor are as set forth in the column entitled "Actual" under such section (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options). Such shares of capital stock have been duly authorized and validly issued by the Guarantor and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Guarantor.

        (11) Authorization of this Underwriting Agreement and Terms Agreement.
             ----------------------------------------------------------------
     This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company and the Guarantor.

        (12) Authorization of Underwritten Securities.  The Underwritten
             ----------------------------------------
     Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Underwritten Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. Such Underwritten Securities will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the applicable Indenture.

        (13) Authorization of Guarantee.  The Guarantee has been, or as of the
             --------------------------
     date of such Terms Agreement will have been, duly authorized by the Guarantor for issuance and sale pursuant to this Underwriting Agreement and the applicable Terms Agreement. Such Guarantee, when issued and delivered in the manner provided for in the applicable Indenture, will constitute a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

        (14) Authorization of the Indentures.  The applicable Indenture has
             -------------------------------
     been, or prior to the issuance of the Debt Securities thereunder will have been, duly authorized, executed and delivered by the Company and the Guarantor and, upon such authorization, execution and delivery, will constitute a valid and binding agreement of the Company and the Guarantor, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (15) Descriptions of the Underwritten Securities, the Guarantee and the
             ------------------------------------------------------------------
     Indentures.  The Underwritten Securities being sold pursuant to the
     ----------
     applicable Terms Agreement, the Guarantee and each applicable Indenture, as of each Representation Date, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

        (16) Non-Taxation of Interest.  Except as disclosed in the Prospectus,
             ------------------------
     under current laws and regulations of the Cayman Islands and Bermuda and any political subdivision thereof, all interest payable on the Underwritten Securities may be paid by the Guarantor pursuant to the Guarantee to the holder thereof in United States dollars and freely transferred out of the Cayman Islands or Bermuda and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands or Bermuda will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or Bermuda or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or Bermuda or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or Bermuda or any political subdivision or taxing authority thereof or therein.

        (17) Reserves.  The description of the Guarantor's reserves and
             --------
     reserving methodology and assumptions described in the Prospectus is accurate and fairly presents the information set forth therein in all material respects and, since the date of the latest financial statements included in the Prospectus, no loss experience has developed which would require or make it appropriate for the Guarantor to alter or modify such methodology.

        (18) Absence of Defaults and Conflicts.  Neither the Guarantor or any of
             ---------------------------------
     its subsidiaries (including the Company) is in violation of its charter or by-laws or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Guarantor or any of its subsidiaries (including the Company) is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Guarantor or any of its subsidiaries (including the Company) is subject (collectively, "Agreements and Instruments"), except for such defaults that would not reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and each applicable Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Guarantor in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus, and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including, without limitation, the issuance and sale of the Underwritten Securities and the Guarantee, and the use of the proceeds from the sale of the Underwritten Securities and the Guarantee as described under the caption "Use of Proceeds") and compliance by the Company and the Guarantor, as applicable, with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Guarantor or any of its subsidiaries (including the Company) pursuant to, any Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Change), nor will such action result in any violation of the provisions of the charter or by-laws or partnership agreement, as the case may be, of the Guarantor or any of its subsidiaries (including the Company) or, to the best of the Company's and the Guarantor's knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Guarantor or any of its subsidiaries (including the Company) or over any of the assets, properties or operations of the Guarantor or any of its subsidiaries (including the Company). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Guarantor or any of its subsidiaries (including the Company).

        (19) Absence of Proceedings.  There is no action, suit, proceeding,
             ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company or the Guarantor threatened, against or affecting the Guarantor or any of its subsidiaries (including the Company) which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which would reasonably be expected to result in a Material Adverse Change, or which would reasonably be expected to materially and adversely affect the ability of the Company or the Guarantor to perform its obligations under this Agreement or the applicable Terms Agreement.

        (20) Accuracy of Exhibits.  There are no contracts or documents which
             --------------------
     are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

        (21) Absence of Further Requirements.  No consent, approval,
             -------------------------------
     authorization, or order of, or filing with, any governmental agency or body or any court, domestic or foreign, is required for the due authorization, execution or delivery by the Company or the Guarantor of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company or the Guarantor of the transactions contemplated under the Prospectus, this Underwriting Agreement, such Terms Agreement or the applicable Indenture, as applicable, except such as have been obtained and made under the Act, such filing of the Prospectus as has been made with the Bermuda Registrar of Companies under the Companies Act 1981 of Bermuda, such as may be required under state securities laws and such as have been disclosed or are contemplated in the Acquisition Agreement.

        (22) Possession of Licenses and Permits.  The Guarantor and its
             ----------------------------------
     subsidiaries (including the Company) possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess any such Governmental Licenses would not, singly or in aggregate, reasonably be expected to result in a Material Adverse Change. The Guarantor and its subsidiaries (including the Company) are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Change. Neither the Guarantor nor any of its subsidiaries (including the Company) has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

        (23) Insurance Laws.  Each of the Guarantor and its insurance
             --------------
     subsidiaries (including insurance holding companies) is duly registered, licensed or admitted as an insurer or an insurance holding company (as applicable) in each jurisdiction where it is required to be so licensed or admitted to conduct its business as presently conducted, except where the failure to be so registered, licensed or admitted would not reasonably be expected to result in a Material Adverse Change; each of the Guarantor and its insurance subsidiaries (including insurance holding companies) is in compliance with all applicable insurance statutes and regulations and has filed all reports, documents or other information required to be filed under such statutes and regulations, except where the failure to comply or file would not reasonably be expected to result in a Material Adverse Change.

        (24) Governmental Authorization.   Except as set forth in the
             --------------------------
     Registration Statement and the Prospectus, no authorization, approval or consent of any governmental authority or agency is required (other than any license as an insurer or insurance holding company and other than those which have already been obtained) under the laws of any jurisdiction in which the Guarantor or any of its subsidiaries (including the Company) conduct their respective businesses in connection with the ownership, directly or indirectly, by the Guarantor of equity interests in any subsidiary (including the Company) or the repatriation of any amount from or to the Guarantor or any of its subsidiaries (including the Company), except to the extent that the failure to obtain such authorization, approval or consent would not reasonably be expected to result in a Material Adverse Change.

        (25) Commodity Exchange Act.  The Underwritten Securities, upon
             ----------------------
     issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations").

        (26) Investment Company Act.  The Company and the Guarantor are not, and
             ----------------------
     upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus they will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  (b) Officers' Certificates. Any certificate signed by any officer of the Company, the Guarantor or any of their respective subsidiaries and delivered to the Representative(s) or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company, the Guarantor or such subsidiary, as the case may be, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

  SECTION 2.   Sale and Delivery to Underwriters; Closing.
               ------------------------------------------

  (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

  (b) Payment. Payment of the purchase price for, and delivery of, the Underwritten Securities shall be made at the offices of Brown & Wood llp, One World Trade Center, New York, New York, or at such other place as shall be agreed upon by the Representative(s) and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representative(s) and the Company (such time and date of payment and delivery being herein called "Closing Time").

  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative(s) for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative(s), for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Any Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

  (c) Denominations; Registration. If the Underwritten Securities are issued other than in book-entry form, certificates for the Underwritten Securities shall be in such denominations and registered in such names as the Representative(s) may request in writing at least one full business day prior to the Closing Time. If the Underwritten Securities are issued other than in book-entry form, certificates for the Underwritten Securities will be made available for examination and packaging by the Representative(s) in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

  SECTION 3.   Covenants of the Company and the Guarantor.  The Company and the
               ------------------------------------------
Guarantor covenant with the Representative(s) and with each Underwriter participating in the offering of Underwritten Securities, as follows:

  (a) Compliance with Securities Regulations and Commission Requests. The Company and the Guarantor, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and they will notify the Representative(s) immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Guarantor will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as they deem necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, they will promptly file the Prospectus. The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

  (b) Filing of Amendments. The Company and the Guarantor will give the Representative(s) notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative(s) with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will give the Representative(s) a reasonable opportunity to comment on any such document prior to such proposed filing or use, as the case may be.

  (c) Delivery of Registration Statements.   The Company and the Guarantor have
furnished or will deliver to the Representative(s) and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative(s), without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

  (d) Delivery of Prospectuses. The Company and the Guarantor will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company and the Guarantor hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company and the Guarantor will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

  (e) Continued Compliance with Securities Laws. The Company and the Guarantor will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company and the Guarantor, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Guarantor will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company and the Guarantor will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

  (f) Blue Sky Qualifications. The Company and the Guarantor will use their best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative(s) may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company and the Guarantor shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so qualified or to subject themselves to taxation in respect of doing business in any jurisdiction in which they are not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company and the Guarantor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

  (g) Earnings Statement. The Guarantor and, to the extent separately required pursuant to Rule 158 under the 1933 Act, the Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

  (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds".

  (i) Listing. The Company and the Guarantor will use their best efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

  (j) Restriction on Sale of Debt Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, neither the Company nor the Guarantor will, without the prior written consent of the Representative(s), directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, the debt securities specified in such Terms Agreement.

  (k) Reporting Requirements. The Guarantor, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

  (l) Documentary, Stamp or Similar Issue Taxes. The Company and the Guarantor will jointly and severally indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Underwritten Securities and on the execution and delivery of this Underwriting Agreement or the applicable Terms Agreement. All payments to be made by the Company or the Guarantor hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or the Guarantor is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company or the Guarantor shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

  SECTION 4.   Payment of Expenses.
               -------------------

  (a) Expenses.   The Company and the Guarantor will pay all expenses incident to the performance of their obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, the Indentures, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities and any certificates for the Underwritten Securities, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Guarantor's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustees, and their respective counsel, (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, if applicable, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities, if applicable, and (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Underwritten Securities.

  (b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representative(s) in accordance with the provisions of Section 5 or
Section 9(a)(i) or 9(a)(ii) hereof, the Company and the Guarantor shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

  SECTION 5.   Conditions of Underwriters' Obligations.  The obligations of the
               ---------------------------------------
Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Guarantor contained in Section 1 hereof or in certificates of any officer of the Company, the Guarantor or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their covenants and other obligations hereunder, and to the following further conditions:

  (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities and the Guarantee, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company and the Guarantor have elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

  (b) Opinions of Counsel for Company and Guarantor. At Closing Time, the Representative(s) shall have received the favorable opinions, each dated as of Closing Time, of Maples and Calder, Cayman Islands counsel for the Guarantor, Conyers Dill & Pearman, Bermuda Counsel for the Guarantor, Peter N. Mear, Esq., General Counsel of the Guarantor, and Mayer, Brown & Platt, United States counsel for the Company and the Guarantor, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters, to the effect set forth in: Exhibit B hereto with respect to the opinion of Maples and Calder; Exhibit C hereto with respect to the opinion of Conyers Dill & Pearman; Exhibit D hereto with respect to the opinion of Peter N. Mear, Esq. and Exhibit E hereto with respect to the opinion of Mayer, Brown & Platt, and, as to each opinion, to such further effect as the Underwriters may reasonably request.

  (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative(s) shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood llp, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative(s). Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Guarantor and their respective subsidiaries and certificates of public officials.

  (d) Company Officers' Certificate. At Closing Time, the Representative(s) shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has not been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Company in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

  (e) Guarantor Officers' Certificate. At Closing Time, the Representative(s) shall have received a certificate of the Chairman, President and Chief Executive Officer or the General Counsel and Secretary of the Guarantor and of the chief financial officer, chief accounting officer or chief investment officer of the Guarantor, dated as of Closing Time, to the effect that (i) there has not been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Guarantor in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

  (f) Accountant's Comfort Letters. At the time of the execution of the applicable Terms Agreement, the Representative(s) shall have received from Pricewaterhouse Coopers llp letters, each dated such date, in form and substance satisfactory to the Representative(s), together with signed or reproduced copies of such letters for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

  (g) Bring-down Comfort Letters. At Closing Time, the Representative(s) shall have received from Pricewaterhouse Coopers llp letters, each dated as of Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (f) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

  (h) Ratings. At Closing Time, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations ("Rating Organization"), if and as specified in the applicable Terms Agreement, and the Company and the Guarantor shall have delivered to the Representative(s) a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representative(s), confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Guarantor's other securities or the Guarantor's financial strength or claims paying ability by any such Rating Organization, and no such Rating Organization shall have publicly announced that it has under surveillance or review with negative implications its rating of the Underwritten Securities or any of the Guarantor's other securities or the Guarantor's financial strength or claims paying ability.

  (i) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, on the securities exchanges, if any, specified in the applicable Terms Agreement.

  (j) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Underwritten Securities and the Guarantee as herein contemplated shall be satisfactory in form and substance to the Representative(s) and counsel for the Underwriters.

  (k) Termination of Terms Agreement.  If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representative(s) by notice to the Company and the Guarantor at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

  SECTION 6.   Indemnification.
               ---------------

  (a) Indemnification of Underwriters. The Company and the Guarantor agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Guarantor; and

          (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative(s)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representative(s) expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

  (b) Indemnification of Company, Guarantor, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, the Guarantor, their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representative(s) expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

  (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative(s), and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Guarantor. An indemnifying party may participate at its own expense in the defense of any such action;

provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

  (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

  SECTION 7.   Contribution.  If the indemnification provided for in Section 6
               ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

  The relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule

434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

     The relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company and the Guarantor, each officer of the Company and the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantor. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

     SECTION 8.   Representations, Warranties and Agreements to Survive
                  -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
--------
Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company, the Guarantor or any of their respective subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Guarantor, and shall survive delivery of and payment for the Underwritten Securities.

  SECTION 9.   Termination.
               -----------

  (a) Terms Agreement. The Representative(s) may terminate this Agreement and the applicable Terms Agreement, by notice to the Company and the Guarantor, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (iii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case referred to in this clause (iii), the effect of which is such as to make it, in the judgment of the Representative(s), impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iv) trading in any securities of the Company or the Guarantor has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (v) a banking moratorium has been declared by either U.S. Federal, New York or Bermuda authorities or, if the Underwritten Securities are denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

  (b) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

  SECTION 10.  Default by One or More of the Underwriters.  If one or more of
               ------------------------------------------
the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representative(s) shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative(s) shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

  No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

  In the event of any such default which does not result in a termination of the applicable Terms Agreement, either the Representative(s) or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

  SECTION 11.  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative(s) at the address specified in the applicable Terms Agreement; notices to the Company shall be directed to it at 1601 Chestnut Street, P.O. Box 41484, Philadelphia, PA 19101-1481, attention of General Counsel; and notices to the Guarantor shall be directed to it at The ACE Building, 30 Woodbourne Avenue, Hamilton HM 08 Bermuda, attention of General Counsel and Secretary.

  SECTION 12.  Parties.   This Underwriting Agreement and the applicable Terms
               -------
Agreement shall each inure to the benefit of and be binding upon the Company and the Guarantor and, upon execution of such Terms Agreement, any Underwriters named therein and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Guarantor and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

  SECTION 13.  Consent to Jurisdiction; Miscellaneous.  Each of the parties
               --------------------------------------
hereto hereby expressly and irrevocably submits to the non-exclusive jurisdiction of any competent court in the place of its domicile and any United States Federal or New York State court sitting in the Borough of Manhattan in The City of New York in any action, suit or proceeding arising out of or relating to this Underwriting Agreement or the applicable Terms Agreement or the transactions contemplated hereby or thereby to the extent that such court has subject matter jurisdiction over the controversy, and expressly and irrevocably waives, to the extent permitted under applicable law, any immunity from the jurisdiction thereof and any claim or defense in such action, suit or proceeding based on a claim of improper venue, forum non conveniens or any similar basis to
                                    ----- --- ----------
which it might otherwise be entitled in any such action, suit or proceeding. Each of the Company and the Guarantor irrevocably appoints CT Corporation as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such action, suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Guarantor by the person serving the same to the address provided in Section 11, shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such action, suit or proceeding. Each of the Company and the Guarantor further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Underwriting Agreement.

  SECTION 14.  WAIVER OF IMMUNITIES.   To the extent that the Company or the
               --------------------
Guarantor or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Underwriting Agreement or any additional agreement, each of the Company and the Guarantor hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

  SECTION 15.  JUDGMENT CURRENCY.  The Company and the Guarantor jointly and
               -----------------
severally agree to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of each of the Company and the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

  SECTION 16.  GOVERNING LAW AND TIME.  THIS UNDERWRITING AGREEMENT AND ANY
               ----------------------
APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

  SECTION 17.  Effect of Headings.  The Article and Section headings herein and
               ------------------
the Table of Contents are for convenience only and shall not affect the construction hereof.

                                      Very truly yours,

                                      ACE INA HOLDINGS INC.

                                      By: ___________________________
                                              Name:
                                              Title:

                                      ACE LIMITED

                                      By: ___________________________
                                              Name:
                                              Title:

                                                                       Exhibit A


                             ACE INA HOLDINGS INC.
                            (a Delaware corporation)

                                Debt Securities

                  Unconditionally Guaranteed as to Payment of Principal, Premium, if any, and Interest by

                                  ACE LIMITED


                                TERMS AGREEMENT
                                ---------------

                                                                             [-]

To:  ACE INA HOLDINGS INC.
     1601 Chestnut Street
     P.O. Box 41484
     Philadelphia, PA  19101-1481

     ACE LIMITED
     The ACE Building
     30 Woodbourne Avenue
     Hamilton HM 08, Bermuda

Ladies and Gentlemen:

     We understand that ACE INA Holdings Inc., a Delaware company (the
"Company"), proposes to issue and sell $           aggregate principal amount of
its [senior] [subordinated] debt securities (the "Underwritten Securities"), which will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by ACE Limited, a Cayman Islands company. Subject to the terms and conditions set forth or incorporated by reference herein, the underwriter[s] named below (the "Underwriters") offer[s] to purchase [, severally and not jointly,] the principal amount of Underwritten Securities opposite [its] [their] name[s] set forth below at the purchase price set forth below.

                              Principal Amount

Underwriter                   of Underwritten Securities
--------------------------------------------------------


                              ________________
Total                         [$]
                              ===

     The Underwritten Securities shall have the following terms:

Title:
Rank:
Ratings:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Conversion or exchange provisions:
Guarantee Provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed] [Variable] Price Offering

     If Fixed Price Offering, initial public offering price:       % of the
     principal amount, plus accrued interest [amortized original issue discount], if any, from _________________.

Purchase price: ___% of principal amount, plus accrued interest [amortized original issue discount], if any, from _________________.

Form:
Other terms and conditions:
Closing date and location:

Notices: Notice to the Underwriters shall be directed to the Representative(s) c/o:

     [

               ]

     All of the provisions contained in the document attached as Annex I hereto entitled "ACE INA HOLDINGS INC.--Senior and Subordinated Debt Securities - Unconditionally Guaranteed as to Payment of Principal, Premium, if any, and Interest by ACE LIMITED --Underwriting

Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                           Very truly yours,

                           [REPRESENTATIVE(S)]


                           By _________________________

                                Authorized Signatory

                           [Acting on behalf of [itself] [themselves] and as Representative(s) of the other named Underwriters.]

Accepted:

ACE INA HOLDINGS INC.

By _________________________
  Name:
  Title:

ACE LIMITED

By _________________________
  Name:
  Title:

                                                                       Exhibit B

               FORM OF OPINION OF MAPLES AND CALDER, GUARANTOR'S
                    CAYMAN ISLANDS COUNSEL, TO BE DELIVERED
                            PURSUANT TO SECTION 5(b)

         (i) The Guarantor has been duly incorporated and is validly existing and in good standing as an exempted company, under the laws of the Cayman Islands, and has the corporate power and corporate authority to own, lease and operate its property, and to conduct its business, as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement.

         (ii) The authorized share capital of the Guarantor, as set out in its Memorandum and Articles of Association, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. All of the Guarantor's Ordinary Shares have been duly and validly authorized and issued by the Guarantor and are registered in the books of the Guarantor as fully paid. On the basis that the contractual subscription price of all such Ordinary Shares is fully paid in cash (or equivalent consideration approved by the Directors), such Ordinary Shares issued may properly be credited as fully paid under Cayman Islands law and, as the Guarantor has been established on the basis that the liability of its shareholders is limited to the amount, if any, unpaid on their Ordinary Shares (see Clause 5 of the Memorandum and Articles of Association), there is no rule of Cayman Islands law that would impose any further liability on persons holding Ordinary Shares in the Guarantor, merely by reason of such shareholding. So far as Cayman Islands law is concerned, the registered holders have good and valid title to their respective Ordinary Shares on the assumption that they have not entered into any liens, encumbrances, equities or claims which could give rise to any equitable interest on the part of any third party in respect of such Ordinary Shares. The holders of Ordinary Shares are not subject to any pre-emptive rights under the laws of the Cayman Islands or the Guarantor's Memorandum and Articles of Association.

         (iii) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Guarantor.

         (iv) The Guarantee has been duly authorized, executed and delivered by the Guarantor for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement.

         (v) Each applicable Indenture has been duly authorized, executed and delivered by the Guarantor.

         (vi) The execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under, the Underwriting Agreement and the applicable Terms Agreement and each applicable Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Guarantor in connection with the transactions contemplated by the Registration Statement and the Prospectus and the consummation by the Guarantor of the transactions contemplated by the Underwriting Agreement and such Terms Agreement do not and will not (A) violate any provision of the Memorandum and Articles of Association of the Guarantor; (B) contravene any provision of any law, public rule or regulation of the Cayman Islands applicable to the Guarantor; (C) to the best of such counsel's knowledge, contravene any existing published order or decree of the courts of the Cayman Islands by which the Guarantor is bound or by which its properties or assets may be affected; or (D) require any consent, approval or authorization or order of, or qualification with, any Cayman Islands governmental agency in connection with the offer and sale of the Underwritten Securities and the Guarantee.

         (vii) To the best of such counsel's knowledge, but based only upon a search of the cause list at the offices of the Grand Courts of the Cayman Islands, there was no action, suit or proceeding to which the Guarantor or any of its subsidiaries is a party or to which the assets, properties or operations of the Guarantor or any of its subsidiaries is subject, before the courts of the Cayman Islands at the close of business on [specify a recent date].

         (viii) All statements made in the Prospectus with regard to statutes, regulations, rules, treaties and other laws of the Cayman Islands (including, but not limited to, insurance, regulatory and tax matters and the Companies Law (1995 Revision) of the Cayman Islands) and enforcement of judgments in the Cayman Islands are accurate.

         (ix) Pursuant to the Underwriting Agreement, and to the extent that the laws of the Cayman Islands are relevant, the Guarantor has legally, validly, effectively and irrevocably submitted to the jurisdiction of the United States Federal and New York State courts sitting in the Borough of Manhattan in The City of New York, State of New York, and has legally, validly and effectively appointed CT Corporation System as the authorized agent of the Guarantor for the purposes described in Section 13 of the Underwriting Agreement assuming this to be the case as a matter of the applicable United States Federal and New York State laws.

         (x) The choice of the laws of the State of New York, United States of America as the governing law of the Underwriting Agreement is a valid and effective choice of law and in an action brought before a court of competent jurisdiction in the Cayman Islands, the laws of the State of New York would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognized and applied by such court to all issues concerning the formal and essential validity of the Underwriting Agreement and the interpretation thereof, except that in any such action such court will apply those laws of the Cayman Islands as such court characterizes as procedural, and will not apply those laws of the State of New York as such court characterizes as procedural.

         (xi) Although there is no statutory enforcement in the Cayman Islands of a judgment obtained in New York, the courts of the Cayman Islands will recognize and enforce a foreign judgment of a court of competent jurisdiction, based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided such judgment is final, for a liquidated sum, not in respect of taxes or a fine or penalty, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands. A Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere. For the purposes of enforcement of a judgment granted against the Guarantor in respect of the Underwriting Agreement, a court in the Cayman Islands would recognize the jurisdiction of the applicable federal or state court to the jurisdiction of which the Guarantor has submitted rendering such judgment if service of process on the Guarantor is effected pursuant to and in accordance with the provisions of the Underwriting Agreement.

         (xii) On the basis that the Guarantor carries on its business as set forth in the Prospectus, there is no requirement that it be licensed under the Insurance Law, 1979, as amended of the Cayman Islands.

     [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the Cayman Islands, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable (which opinion shall be dated and furnished to the Representative(s) at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Guarantor, its subsidiaries and public officials.]

                                                                       Exhibit C

             FORM OF OPINION OF CONYERS DILL & PEARMAN, GUARANTOR'S
                        BERMUDA COUNSEL, TO BE DELIVERED
                            PURSUANT TO SECTION 5(b)

         (i) Each of ACE Bermuda Insurance Ltd. and Tempest Reinsurance Company Limited (collectively, the "Bermuda Insurance Subsidiaries") (A) is validly existing under the laws of Bermuda as a company with limited liability and is in good standing under the laws of Bermuda (meaning that such company has not failed to make any filing with any Bermuda government authority or to pay any Bermuda government fee or tax, the failure of which would make such company immediately liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda) and (B) the corporate objects and powers contained in the Memorandum of Association of each of the Bermuda Insurance Subsidiaries are sufficient to allow them to carry on their business and to own, lease and operate its properties as both are described in the Prospectus.

         (ii) Based solely upon a certified copy of the Register of Members for each of the Bermuda Insurance Subsidiaries, and without further inquiry,
     (a) all of the issued shares in the share capital of each of the Bermuda Insurance Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable (meaning that, subject to the common law doctrine of "piercing the corporate veil" and to any agreement to the contrary between the registered holders and such Bermuda Insurance Subsidiary, no further sums are required to be paid by the holders thereof in connection with the issue of such shares); and (b) the Guarantor is the registered holder of all the issued shares of each of the Bermuda Insurance Subsidiaries (except for a de minimis number of shares necessary to comply with applicable law); and (c) based solely upon the Register of Charges, and without further inquiry, there are no registered liens, encumbrances, equities or claims in the Register of Charges in respect of those shares.

         (iii) Each of the Bermuda Insurance Subsidiaries is duly registered as an insurer under the Insurance Act of 1978 (Bermuda) and the regulations promulgated thereunder (together, the "Insurance Act") and as so registered, each Bermuda Insurance Subsidiary may conduct that insurance business which it is described in the Prospectus as carrying on; and, based solely on the Certificates of Compliance and without independent inquiry, each of the Bermuda Insurance Subsidiaries has filed with the appropriate Bermuda governmental authority all reports, documents or other information required to be filed under the Insurance Act.

         (iv) The execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under, the Underwriting Agreement and the applicable Terms Agreement and each applicable Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Guarantor in connection with the transactions contemplated by the Registration Statement and the Prospectus and the consummation by the Guarantor of the transactions contemplated by the Underwriting Agreement and such Terms Agreement do not and will not (A) violate any provision of the Memorandum of Association or By-laws of each of the Bermuda Insurance

     Subsidiaries (B) contravene any provision of any of those laws, rules and regulations of Bermuda which, in such counsel's opinion, based upon such counsel's experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and such Terms Agreement, except that such counsel need not express any opinion in this paragraph with respect to Bermuda securities laws; (C) based solely upon the Cause Book and without further inquiry, contravene any judgment, order or decree by the Bermuda Supreme Court against the Guarantor or any of the Bermuda Insurance Subsidiaries; (D) based solely upon the Register of Charges and without further inquiry, conflict with, result in any breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any registered charge recorded in the Register of Charges against the Guarantor or any of the Bermuda Insurance Subsidiaries; or (E) require any consent, approval or authorization or order of, or qualification with any Bermuda governmental agency, except such as have been obtained under the applicable securities laws of Bermuda in connection with the offer and sale of the Underwritten Securities.

         (v) Based solely upon the Cause Book and without further inquiry, there is no action, suit or proceeding now pending before the Bermuda Supreme Court to which the Guarantor or any of its subsidiaries is a party or to which the assets, properties or operations of the Guarantor or any of its subsidiaries is subject.

         (vi) All statements (but excluding those statements forming a part of financial information or accounts) made in the Registration Statement and Prospectus with respect to statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to the Insurance Act and Bermuda tax matters) fairly and accurately present the information set forth therein and such counsel's opinion as to such matters.

     [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of Bermuda, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable (which opinion shall be dated and furnished to the Representative(s) at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Guarantor, its subsidiaries and public officials.]

                                                                       Exhibit D

                    FORM OF OPINION OF PETER N. MEAR, ESQ.,
                       GENERAL COUNSEL OF THE GUARANTOR,
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

         (i) The Guarantor is qualified to do business, and is in good standing, as a foreign corporation, under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not singly or in the aggregate result in a Material Adverse Change.

         (ii) Each of ACE Bermuda Insurance Ltd., Tempest Reinsurance Company Limited, ACE USA, Inc. and the Company is qualified to transact business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing (with respect to jurisdictions which recognize such concept) would not singly or in the aggregate result in a Material Adverse Change;

         (iii) Except as set forth in the Registration Statement and the Prospectus, such counsel does not know of any outstanding (A) securities or obligations of the Guarantor convertible into or exchangeable for any shares of capital stock of the Guarantor or any of its subsidiaries; (B) rights, warrants or options to acquire or purchase from the Guarantor any shares of capital stock of the Guarantor or any such convertible or exchangeable securities or obligations; or (C) obligations or understandings of the Guarantor to issue or sell any shares of capital stock of the Guarantor or any of its subsidiaries, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

         (iv) To the best of such counsel's knowledge, and other than as disclosed in the Prospectus, there are no threatened legal proceedings against the Guarantor or any of its subsidiaries which, if determined adversely to the Guarantor or such subsidiary, would result in a Material Adverse Change.

     [In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Guarantor, their respective subsidiaries and public officials.]

                                                                       Exhibit E

                    FORM OF OPINION OF MAYER, BROWN & PLATT,
                 UNITED STATES COUNSEL FOR THE COMPANY AND THE
              GUARANTOR, TO BE DELIVERED PURSUANT TO SECTION 5(b)

         (i) Each of the Company and ACE USA, Inc. is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement and the applicable Terms Agreement and the [each] applicable [Indenture] and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated by the Registration Statement and the Prospectus and the consummation by the Company of the transactions contemplated by the Underwriting Agreement and such Terms Agreement do not and will not (A) contravene any provision of any United States federal or New York State law, rule or regulation, in each case which, in such counsel's opinion, based on such counsel's experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and such Terms Agreement ("United States Applicable Laws"), except that such counsel need not express any opinion in this paragraph with respect to state securities laws; (B) contravene any judgment, order or decree known to such counsel without independent inquiry of any United States federal or New York State court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is bound or by which their properties or assets may be affected; (C) conflict with, result in any breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries, pursuant to the terms of, any agreement or instrument filed as an exhibit to the Guarantor's Annual Report on Form 10-K or any agreement or instrument otherwise known to such counsel to which the Guarantor or any of its subsidiaries (including the Company) is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Guarantor or any of its subsidiaries (including the Company) is subject, or the certificate of incorporation or bylaws of the Company or ACE USA, except for such conflicts, breaches, violations, defaults, accelerations, repayments, repurchases, liens, charges or encumbrances that would not singly or in the aggregate result in a Material Adverse Change; or (D) based upon such counsel's review of the United States Applicable Laws, require any consent, approval or authorization or order of, or qualification with, any United States federal or state governmental agency or authority or court, except such as have been obtained under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations and such as may be required under state securities or blue sky laws or state insurance laws in connection with the offer and sale of the Underwritten Securities.

         (iii) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

         (iv) The Underwritten Securities have been duly authorized, executed and delivered by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement.

         (v) The Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or corporate currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Underwritten Securities are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the [each] applicable Indenture.

         (vi) Assuming the Guarantee has been duly authorized by the Guarantor for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement, the Guarantee, when duly executed in the manner contemplated in the Indenture and issued and delivered to the Underwriters in accordance with the provisions of the Underwriting Agreement, will constitute a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (vii) The [each] applicable Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and (assuming the Indenture has been duly authorized, executed and delivered by the Guarantor and the applicable Trustee), the [each] applicable Indenture constitutes a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (viii) The Underwritten Securities, the Guarantee and the [each] applicable Indenture conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

         (ix) Such counsel does not know, after inquiry of officers of the Company and the Guarantor and based solely on such inquiry, of any action, suit or proceeding before or by any United States federal or state government, governmental instrumentality or court now pending or threatened against or affecting the Guarantor or any of its subsidiaries (including the Company) or any of their respective assets or properties that is required to be described in the Registration Statement or the Prospectus and is not so described or of any contract or other document that is required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed, as required.

         (x) The statements in the Registration Statement and the Prospectus insofar as they are descriptions of contracts, agreements, instruments or the Company's Certificate of Incorporation or legal proceedings, or constitute statements or summaries of United States federal or New York State laws or legal conclusions with respect thereto, are accurate and present fairly the information required to be shown.

         (xi) The discussion of tax matters set forth under the heading "Certain Tax Consequences" in the Prospectus contains the relevant and material provisions of present United States tax law applicable to the Underwritten Securities and the Guarantee and the statements thereunder are true and correct (subject to the qualifications and assumptions set forth in such discussion) as of the Closing Date.

         (xii) The Registration Statement (including any Rule 462(b) Registration Statement) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement) and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (xiii) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act , as applicable, and the rules and regulations of the Commission thereunder.

         (xiv) The [each] applicable Indenture has been duly qualified under the 1939 Act.

         (xv) The Underwritten Securities, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the

     "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations").

         (xvi) The Company is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     Such counsel shall also state that it has been advised by the Commission that the Registration Statement (including any Rule 462(b) Registration Statement) became effective under the 1933 Act; that any required filings of the Prospectus pursuant to Rule 424 (b) have been made in the manner and within the time period required by Rule 424(b); and that, based solely on conversations with the Commission, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued and no proceedings for the purpose have been instituted, are pending or, to such counsel's knowledge, are contemplated under the 1933 Act.

     Such counsel shall also state that they have examined various documents and participated in conferences with representatives of the Company and the Guarantor and their accountants and with representatives of the Representative(s) and their counsel at which times the contents of the Registration Statement and the Prospectus and related matters were discussed, and that, although they are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or making any representation that they have independently verified or checked the accuracy, completeness or fairness of such statements, except as set forth above, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto, at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Guarantor's Annual Report on Form 10-K with the Commission) became effective or as of the date of the Terms Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, at the date of the Prospectus, at the date of any such amendment or supplement or at the Closing Time, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express a belief with respect to the financial statements and supporting schedules and other financial data included in or omitted from the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto or the Prospectus or any amendment or supplement thereto).

     [In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable (which opinion shall be dated and furnished to the Representative(s) at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]